UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2022 (June 15, 2022)

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street

Bellevue, Washington

(Address of principal executive offices)

98006-1350

(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On April 1, 2020, T-Mobile US, Inc., a Delaware corporation (“T-Mobile”), and Sprint Corporation, a Delaware corporation (“Sprint,” collectively with T-Mobile, the “Sellers”), completed the previously announced business combination (the “Merger”) between T-Mobile and Sprint pursuant to the Business Combination Agreement, dated as of April 29, 2018, as amended, by and among T-Mobile, Sprint, and the other parties thereto. As a result of the Merger, Sprint became an indirect wholly-owned subsidiary of T-Mobile.

On July 1, 2020, T-Mobile and Sprint completed the previously announced divestiture of Sprint’s prepaid wireless business to DISH Network Corporation, a Nevada corporation (“DISH”), pursuant to the terms and conditions of the Asset Purchase Agreement, dated as of July 26, 2019 (as amended, the “Asset Purchase Agreement”). Pursuant to the terms of the Asset Purchase Agreement, DISH acquired Sprint’s prepaid wireless business, which was historically operated by Sprint under the Boost Mobile, Virgin Mobile and Sprint prepaid brands, including customer accounts, inventory, contracts, intellectual property and certain other specified assets (but excluding the Assurance brand Lifeline customers and the prepaid wireless customers of Shenandoah Telecommunications Company and Swiftel Communications, Inc.), and assumed certain related liabilities (collectively, the “Prepaid Business Sale”).

On July 1, 2020, in connection with the closing of the Prepaid Business Sale, the Sellers and DISH entered into a Master Network Services Agreement (the “MNSA”). Pursuant to the terms of the MNSA, DISH would receive network services from T-Mobile for a period of seven years, including (i) legacy network services for certain Boost Mobile prepaid end users on the Sprint network, (ii) T-Mobile network services for certain end users that have been migrated to the T-Mobile network or provisioned on the T-Mobile network by or on behalf of DISH, and (iii) infrastructure mobile network operator services to assist in the access and integration of the DISH network.

Item 1.01 - Entry into a Material Definitive Agreement

a.

General: On June 15, 2022, T-Mobile, DISH, and their applicable wholly-owned subsidiaries (the “Parties”), entered into and executed a binding Term Sheet dated June 15, 2022 (the “Term Sheet”). The Term Sheet reflected certain prior discussions with the U.S. Department of Justice’s Antitrust Division (the “DOJ”), as required by the terms of the Final Judgment entered into on April 1, 2020, among T-Mobile, DISH, the DOJ, and certain plaintiff states named therein (the “Final Judgment”). The Term Sheet is subject to approval by the DOJ in accordance with the Final Judgment. If the DOJ does not approve the Term Sheet within 60 days following June 15, 2022 (August 14, 2022), the Term Sheet will be terminated, unless the parties agree to extend this period.

In addition to binding the Parties to certain material modifications of the overall commercial relationship, the Term Sheet requires T-Mobile and DISH to negotiate in good faith an amendment to the MNSA and any other necessary agreements in order to further effectuate such modifications. These modifications include, as described further below, certain bilateral roaming arrangements and restrictions, commitments relating to the migration of customers off of Sprint’s legacy code division multiple access wireless network technology (“CDMA”) network, changes to DISH’s pricing and available discounts, and the addition of DISH minimum purchase commitments. Until such time as the definitive agreements are entered into (and whether or not any such definitive agreements are ever finalized, executed, and entered into), the Term Sheet, and all of the obligations contained within the Term Sheet, shall remain in full force and effect and binding upon the parties (subject to the DOJ approval noted above).

b.

Roaming: T-Mobile and DISH have agreed to enter into a standard bilateral roaming agreement with an initial term ending on July 1, 2027. Thereafter, the bilateral roaming agreement will automatically renew for successive twelve-month periods until terminated by either one or both parties in accordance with its terms. In connection with the bilateral roaming agreement, the parties will also enter into an inter-operator discount agreement that will expire on July 1, 2027, and pursuant to which DISH will receive certain pricing reductions for roaming usage on the T-Mobile network. Under the terms of the discount agreement, T-Mobile will provide nationwide roaming coverage, including in-market roaming, and will facilitate customized handover of network services from DISH’s network to T-Mobile’s network at the borders of specified DISH markets.

c.

CDMA: T-Mobile agreed to provide certain assistance to DISH in connection with the migration of DISH’s CDMA customers to handsets that operate on existing wireless 4G and 5G infrastructure after the sunset of T-Mobile’s CDMA network, which assistance, in the aggregate, does not represent a material cost to T-Mobile.

d.

Pricing and Commitments: In exchange for the customized roaming handover and in-market roaming described above and certain pricing reductions, DISH has agreed to pay T-Mobile not less than an aggregate amount of approximately $3.3 billion over a period of four and a half years ending January 21, 2027, with a significant portion of such committed amount being payable in the first eighteen months.

e.

Outstanding Dispute Resolution: The Term Sheet contains full mutual releases as of the date of the Term Sheet. In addition, the Term Sheet contains covenants not to sue with respect to previously existing disputes relating to roaming, MNSA invoices, and sunset of the Sprint CDMA network, as well as a mutually agreed upon settlement credit to be applied against a future DISH invoice.

Item 7.01 – Regulation FD Disclosure

On June 21, 2022, T-Mobile and DISH issued a joint press release in connection with the announcement of the execution of the Term Sheet. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit[1]	Description

99.1	Press release, dated June 21, 2022, entitled “DISH and T-Mobile Expand Network Services Partnership”.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning T-Mobile, DISH and the proposed transactions (subject to DOJ approval) between T-Mobile and DISH. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions, including anticipated future financial and operating results, T-Mobile’s objectives, expectations and intentions, and the expected timing of completion of the proposed transactions. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the risk that the DOJ withdraws, retracts or modifies its approval in a manner that adversely affects T-Mobile or the expected benefits of the proposed transactions with

[1]

Any reference in the attached exhibit to our or DISH’s corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor does it constitute a part of this Report.

DISH or does not approve the Term Sheet in a timely manner or at all; the failure to satisfy any of the conditions to the proposed transactions on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the Term Sheet or definitive agreements; adverse effects on the market price of T-Mobile’s common stock and on T-Mobile’s operating results because of a failure to complete the proposed transactions in the anticipated timeframe or at all; negative effects of the announcement, pendency or consummation of the proposed transactions on the market price of T-Mobile’s common stock and on T-Mobile’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; and other risks and uncertainties detailed in T-Mobile’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K and Form 10-Q, all of which are filed with the SEC and available at www.sec.gov and www.t-mobile.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. T-Mobile assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. References to our and the SEC’s website are inactive textual references only. Information contained on our and the SEC’s website is not incorporated by reference in this Report and should not be considered to be a part of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 21, 2022	/s/ Peter Osvaldik
Peter Osvaldik Executive Vice President and Chief Financial Officer